UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2011

BIONEUTRAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-149235	26-0745273
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

211 Warren Street, Newark, New Jersey	07103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 286-2899

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 28, 2011, BioNeutral Group, Inc. (the “Company”) announced that it has received approval and registration from the Environmental Protection Agency in response to the Company’s regulatory application for its Ygiene™ 206 formulation.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description
99.1	Press release issued by the Company on February 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2011	BIONEUTRAL GROUP, INC.

	By:	/s/ Stephen J. Browand
Name: Stephen J. Browand
Title: President and Chief Executive Officer